                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 28, 2000 relating to the consolidated financial statements, which appear in Roxio's registration statement on Form 10 (File number 000-32373).

/s/  PricewaterhouseCoopers LLP

San Jose, California
May 10, 2001